UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Executive Severance Plan
Corporation Supplemental Executive Retirement plan, as amended
Corporation Executive Separation Allowance Plan, as amended
Corporation Pension Parity Plan, as amended

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

     On February 9, 2005, the Organization and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Visteon Corporation (the “Company”) authorized payments to the Company’s eligible employees of long-term incentive performance cash awards and the vesting of long-term incentive performance restricted stock awards. These awards cover the performance period of 2002 through 2004, and originally were made in 2002 pursuant to the Company’s 2004 Incentive Plan (the “Incentive Plan”). The final amounts that actually will be paid, as authorized by the Compensation Committee, were not discretionary, but rather are based on the Company’s performance over the performance period with respect to meeting certain product quality metric established in 2002 at the time of the original awards. Threshold performance of a return-on-equity metric established in 2002 at the time of the original awards was not achieved, and, thus, no payments or vesting occurred in respect of approximately 75% of each participants total target award. The following table sets forth the 2002-2004 long-term incentive performance cash payouts to be made to, and the number of shares of restricted common stock that have vested for, those current executive officers of the Company that are expected to appear as the “named executive officers” in the Company’s 2005 proxy statement (the “Named Executives”):

			Vested
Name and Position	Performance Period	LTI Cash Payout(1)	Restricted Stock(2)
Peter J. Pestillo Chairman of the Board	2002-2004	$937,969	33,392
Michael F. Johnston President and Chief Executive Officer	2002-2004	$509,415	18,135
James C. Orchard Executive Vice President and President, North America	2002-2004	$185,977	6,621
James F. Palmer Executive Vice President and Chief Financial Officer	—	—	—
Dr. Heinz Pfannschmidt Executive Vice President and President, Europe & South America	2002-2004	$161,903 (3)	3,895
Stacy L. Fox Senior Vice President, General Counsel and Secretary	2002-2004	$126,626	4,508

(1)	These cash payments are expected to be made in February 2005.

(2)	The restrictions on these shares of common stock lapsed as of February 9, 2005. Amounts shown are before income tax withholding. As a result of the final determination of these awards, the Named Executives forfeited the following number of shares of restricted common stock: Mr. Pestillo (100,175 shares); Mr. Johnston (54,406 shares); Mr. Orchard (19,862 shares); Mr. Palmer (O shares); Dr. Pfannschmidt (11,686 shares); and Ms. Fox (13,524 shares).

(3)	Dollar amounts have been converted from amounts paid in a non-U.S. dollar denominated currency.

     Further, the Compensation Committee determined on February 9, 2005 that no cash bonus payments would be made in connection with the 2004 Annual Incentive awards made pursuant to the Incentive Plan because the Company did not achieve the threshold performance with respect to a profit-before-tax metric for fiscal-year 2004 established at the time of the original awards.

     Also on February 9, 2005, the Compensation Committee approved increases in the 2005 base salary for the following Named Executives, as is customarily done at this time during the year:

Name	2005 Base Salary		2004 Base Salary
James F. Palmer	$735,000		$700,000
Dr. Heinz Pfannschmidt	$757,461	(1)	$721,391	(1)

(1)	Dollar amounts have been converted from amounts paid in a non-U.S. dollar denominated currency.

     On February 9, 2005, the Compensation Committee also approved the adoption of the Visteon Executive Severance Plan (the “Severance Plan”), effective as of such date. The Severance Plan provides for severance benefits to certain officers elected by the Board of Directors of the Company and senior management employees of the Company whose employment is subsequently involuntarily terminated, subject to certain exceptions. These severance benefits include a cash payment equal to one year of base salary, the reimbursement of medical coverage premiums under COBRA for one year following termination, the payment of the unexpended value of his or her flexible perquisites account, the provision of outplacement services for up to six months, the pro ration of restricted stock and restricted stock unit awards granted more than 180 days prior to date of termination, and the continued exercisability of vested stock options for up to one year following termination. If the eligible executive does not execute an acceptable release and waiver of claims, such executive will be entitled to the foregoing severance benefits except that the cash payment will be reduced to an amount equal to four weeks of base salary, and such executive will not receive the remaining value of his or her flexible perquisites account nor be entitled to outplacement services. The Severance Plan is filed herewith as Exhibit 10.1, which is incorporated herein by this reference.

     On February 9, 2005, the Compensation Committee also approved amendments, effective as of such date, to each of the Visteon Corporation Supplemental Executive Retirement Plan (“SERP”), the Visteon Corporation Executive Separation Allowance Plan (“ESAP”), and the Visteon Corporation Pension Parity Plan (“PPP”). These unfunded, non-qualified plans provide various pension benefits to eligible executives of the Company. The amendments to the SERP clarifies that the distributions under such plan are to commence automatically following the termination of an eligible employee’s employment after he or she has reached age 55, without an employee election. The SERP, as amended through February 9, 2005, is filed herewith as Exhibit 10.2, which is incorporated herein by this reference.

     The amendments to the ESAP provide for the automatic commencement of benefits following the termination of an eligible employee’s employment, without an employee election, and clarify the service and eligibility requirements under such plan. The ESAP, as amended through February 9, 2005, is filed herewith as Exhibit 10.3, which is incorporated herein by this reference.

     The amendments to the PPP provide for mandatory lump sum distributions of amounts with a present value of $10,000 or less and the elimination of discretionary lump sum distributions. The PPP, as amended through February 9, 2005, is filed herewith as Exhibit 10.4, which is incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Visteon Executive Severance Plan
10.2	Visteon Corporation Supplemental Executive Retirement Plan, as amended through February 9, 2005
10.3	Visteon Corporation Executive Separation Allowance Plan, as amended through February 9, 2005
10.4	Visteon Corporation Pension Parity Plan, as amended through February 9, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: February 15, 2005	By:	/s/Stacy L. Fox
Stacy L. Fox
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page
Exhibit 10.1	Visteon Executive Severance Plan

Exhibit 10.2	Visteon Corporation Supplemental Executive Retirement Plan, as amended through February 9, 2005

Exhibit 10.3	Visteon Corporation Executive Separation Allowance Plan, as amended through February 9, 2005

Exhibit 10.4	Visteon Corporation Pension Parity Plan, as amended through February 9, 2005